Exhibit 24.1

                                POWER OF ATTORNEY


               KNOW  ALL MEN BY  THESE  PRESENTS  that  each of the  undersigned officers and directors of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Ellen M. Fitzsimmons, Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a post-effective amendment to the Corporation's Registration Statement on Form S-8 (Registration No. 33-49767) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, for the purpose of de-registering all unsold shares of the Corporation's Common Stock, par value $1.00 per share, and all unsold plan interests originally registered with the Commission for offer and sale pursuant to the American Commercial Vessel and Terminal Employees' Savings Plan, with power to sign and file any additional post-effective amendments to the Registration Statement, with all exhibits thereto and any and all other documents in connection with therewith, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 14th day of July, 1999.



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               /s/ JOHN W. SNOW
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               John W. Snow


               /s/ PAUL R. GOODWIN
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               Paul R. Goodwin


               /s/ JAMES L. ROSS
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               James L. Ross


               /s/ ELIZABETH E. BAILEY
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               Elizabeth E. Bailey


               /s/ H. FURLONG BALDWIN
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               H. Furlong Baldwin


               /s/ CLAUDE S. BRINEGAR
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               Claude S. Brinegar


               /s/ ROBERT L. BURRUS, JR.
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               Robert L. Burrus, Jr.


                /s/ BRUCE C. GOTTWALD
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               Bruce C. Gottwald


               /s/ JOHN R. HALL
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               John R. Hall


               /s/ E. BRADLEY JONES
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               E. Bradley Jones


               /s/ ROBERT D. KUNISH
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               Robert D. Kunish


               /s/ JAMES W. MCGLOTHLIN
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               James W. McGlothlin


               /s/ SOUTHWOOD J. MORCOTT
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               Southwood J. Morcott


               /s/ CHARLES E. RICE
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               Charles E. Rice


               /s/ WILLIAM C. RICHARDSON
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               William C. Richardson


               /s/ FRANK S. ROYAL, M.D.
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               Frank S. Royal, M.D.